VOTE NOW
To approve the merger of the FMA Small Company Portfolio into the newly created John Hancock Small Company Fund.
•	Same FMA Investment Team, Investment Philosophy and Process

•	Expense limitations for shareholders as described in the proxy statement & prospectus

•	The Board of Trustees recommends that you vote FOR this proposal

•	The majority of the shares voted to date have voted FOR this proposal
3 Ways to Vote

Call 1-866-586-0633 toll-free 24 hours a day. Follow the simple voting instructions that you will hear. (Please have your proxy card handy).	Visit WWW.PROXYVOTE.COM and enter the control # that appears on your specific proxy card. The site will give you simple further instructions.	Return your executed proxy card in the enclosed postage paid envelope immediately so that we will receive it by December 8th (day prior to the meeting).
If you did not receive a proxy package, please call 1-866-586-0633 as soon as possible to receive a package or contact your financial adviser. Otherwise, we urge you to vote immediately to avoid further proxy correspondence.
FMA and John Hancock thank you for your time and prompt vote.

Helpful information for the shareholders of the
FMA Small Company Portfolio
Fiduciary Management Associates, LLC (“FMA”) is pleased to announce that it has entered into an agreement with John Hancock Investment Management Services, LLC (“JHIMS”) to reorganize the FMA Small Company Portfolio (the “FMA Fund”) into the newly created John Hancock Small Company Fund (the “JH Fund”), subject to approval by shareholders.
Same Investment Team, Investment Philosophy and Process
FMA’s current investment team, acting as subadviser, will manage the investments of the John Hancock Small Company Fund using the same investment philosophy and portfolio management process that FMA uses for the FMA Small Company Portfolio.
Why John Hancock?
By approving the reorganization, shareholders will retain FMA as the portfolio manager and gain:
•	John Hancock’s extensive experience in the mutual fund industry,

•	greater potential to increase the John Hancock Small Company Fund’s asset size and realization of potential economies of scale, which can lower its overall fees,

•	access to a world-class shareholder servicing platform and John Hancock’s broad family of mutual funds, and

•	expense limitations for shareholders, as further described in the proxy statement and the John Hancock Small Company Fund’s prospectus.
How will the merger work?
On the effective date of the merger, shareholders of the FMA Fund will exchange their FMA Fund shares for shares of the JH Fund. The number of shares each shareholder owns will remain the same. The JH Fund will issue Class A shares to the FMA Fund in an amount equal to the value of the FMA Fund’s net assets attributable to its Investor Shares. These shares will be distributed to holders of the FMA Fund’s Investor Shares in proportion to their holdings on the merger closing date. Following the merger, shareholders who receive Class A shares may exchange those shares for Class ADV or, if eligible, Class I shares of the JH Fund for up to one year after the merger closes. The JH Fund will issue Class I shares to the FMA Fund in an amount equal to the value of the FMA Fund’s net assets attributable to its Institutional Shares. These shares will be distributed to holders of the FMA Fund’s Institutional Shares in proportion to their holdings on the merger closing date.
Will my fund expenses increase as a result of the merger?
No. The expense ratio of the JH Fund Class A will be capped at the current FMA Fund Investor Class expense level of 1.34% for one year following the merger date. As previously mentioned, within the first year following the merger, you can exchange your Class A shares for Class ADV shares of the JH Fund to maintain the same expense ratio, 1.34%, which will be capped for two years following the merger. The expense ratio of the JH Fund Class I will be capped at the current FMA Fund Institutional Class expense level of 1.11% for two years following the merger.
Shareholder approval is required to complete the transaction.
You are being asked to approve the reorganization, no matter how large or small your holdings are in the FMA Fund. To approve the reorganization, more than 50% of the outstanding shares need to be voted, and of those 67% must be voted in favor. Your vote is extremely important to FMA and your fellow shareholders.
How does the current Board of Trustees view the proposal?
The FMA Small Company Portfolio is a series of The Advisors’ Inner Circle Fund. The Board of Trustees recommends that you vote FOR this proposal.
FMA and John Hancock thank you for your time and prompt vote.

Questions & Answers on Fund Merger Proxy for: FMA Small Company Portfolio
FOR INTERNAL USE ONLY. PLEASE DO NOT DISTRIBUTE.
Frequently Asked Questions
Q: What is occurring?
A: John Hancock Funds is proposing to acquire the FMA Small Company Portfolio (“FMA Fund”) from Fiduciary Management Associates (“FMA”) through a tax-free merger of the FMA Fund into a newly created fund, John Hancock Small Company Fund (“JH Fund”). This is sometimes referred to as a “fund adoption”.
Q: When will this occur?
A: If approved by shareholders of the FMA Fund at a special shareholder meeting on December 9, 2009, the FMA Fund will be merged into the newly created JH Fund after the close of business on December 11, 2009.
Your vote is extremely important and is needed to approve the merger.
Q: What are the anticipated benefits of merging the FMA Fund into the JH Fund?
A: Here are the expected advantages of the merger:
•	John Hancock’s extensive experience in the mutual fund industry,

•	Greater potential to increase the JH Fund’s asset size and realization of potential economies of scale, which can lower its overall fees,

•	Access to a world-class shareholder servicing platform and John Hancock’s broad family of mutual funds, and

•	Expense limitations for shareholders, as further described in the proxy materials and the JH Fund’s prospectus.
Q: How does the current Board of Trustees view the proposal?
A: The FMA Fund is a series of The Advisors’ Inner Circle Fund (“AIC Fund”). The Board of Trustees of AIC Fund recommends that you vote FOR this proposal.
Q: How will the merger work?
A: On the effective date of the merger, shareholders of the FMA Fund will exchange their FMA Fund shares for shares of the JH Fund. The number of shares each shareholder owns will remain the same.
The JH Fund will issue Class A shares to the FMA Fund in an amount equal to the value of the FMA Fund’s net assets attributable to its Investor Shares. These shares will be distributed to holders of the FMA Fund’s Investor Shares in proportion to their holdings on the merger closing date. Following the merger, shareholders who receive Class A shares may exchange those shares for Class ADV or, if eligible, Class I shares of the JH Fund for up to one year after the merger closes.
The JH Fund will issue Class I shares to the FMA Fund in an amount equal to the value of the
FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.

FMA Fund’s net assets attributable to its Institutional Shares. These shares will be distributed to holders of the FMA Fund’s Institutional Shares in proportion to their holdings on the merger closing date.
Q: Will the portfolio management team or investment strategy change?
A: No. You will continue to have same access to the investment process and investing expertise of FMA, led by Kathryn Vorisek and Leo Harmon, who will manage the JH Fund and utilize the same investment objective, philosophy and strategy that are currently in use for the FMA Small Company Portfolio.
Q: Will my contact information and shareholder service team change?
A: Yes. After the merger, you will be serviced through a dedicated client service team within John Hancock Signature Services, the JH Fund’s transfer agent.
For client service on Class A — please call 1-800-225-5291 for shareholders or 1-800-257-3336 for brokers.
For client service on Class I and ADV — please call 1-888-972-8696.
Q: Are there any federal income tax consequences of the merger, i.e. will the merger be a taxable event?
A: The merger is expected to qualify as tax-free merger, which generally means that the merger will not result in any income, capital gain or capital loss being recognized for federal income tax purposes by the FMA Fund or its shareholders (and therefore no Form 1099R or 1099B would be generated).
Q: Will there be any special distributions in connection with the merger?
A: Any dividend and/or capital gain distributions (if necessary) for the FMA Fund would be made to shareholders prior to the effective date of the merger.
Q: Will CUSIPs, ticker symbols and fund IDs change?
A: Yes, CUSIPs, ticker symbols and fund IDs of the JH Fund will be different from the FMA Fund.
Q: Will I pay a sales charge when the merger takes place or when I purchase additional shares in the future?
A: No. The Class A shares of the JH Fund that you receive as a result of the reorganization will not be subject to any sales charge. Furthermore, you may make additional purchases into that account that existed at the time of the reorganization without paying any sales charge. In addition, you may transfer the assets in the JH Fund to another John Hancock Fund generally without a sales charge. However, if you open a new account in another John Hancock Fund you will generally incur a sales charge. Class I shares are offered without sales charges (or 12b-1 fees).
Q: Will my fund expenses increase as a result of the merger?
A: No. FMA Fund’s expenses will not increase as a result of the merger. The expense ratio of the JH Fund Class A will be capped at the current FMA Fund Investor Class expense level of 1.34% for one year following the merger date. As previously mentioned, within the first year following the merger, you can
FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.

exchange your Class A shares for Class ADV shares of the JH Fund to maintain the same expense ratio, 1.34%, which will be capped for two years following the merger. The expense ratio of the JH Fund Class I will be capped at the current FMA Fund Institutional Class expense level of 1.11% for two years following the merger.
Q: Who can invest in Class ADV shares?
A: Class ADV shares are available to investors who acquired Class A shares of the JH Fund as a result of the merger of the FMA Fund and have subsequently exchanged into Class ADV shares. Class ADV shareholders may purchase additional shares into their existing account without sales charges.
Q: After the merger, how do I transfer from Class A to Class ADV?
Answer for shareholders:
If you owned shares of the Investor class of the FMA Fund on the merger closing date, you have the option of moving the shares from Class A to Class ADV or Class I (if certain eligibility requirements are met — please read the Class I prospectus). You will have one year from the date of the reorganization to request this transfer. There is no minimum initial investment requirement to move to Class ADV. However, Class I requires a minimum initial investment of $250,000.
To take advantage of this opportunity to move to Class ADV, please contact your broker. If you are a direct shareholder (meaning you did not purchase your shares through a broker or investment adviser), please call John Hancock at 1-888-972-8696.
Answer for brokers:
Shareholders owning Investor class shares of the FMA Fund on the merger closing date have the option of transferring their Class A shares to Class ADV or Class I shares (if certain eligibility requirements are met — please read the Class I prospectus). Shareholders will have one year from the date of the merger to request this transfer. Please contact your back office to facilitate the transfer from Class A to Class ADV. There is no minimum initial investment requirement to move to Class ADV, which pays a 25bps immediate 12b-1 trail. However, Class I requires a minimum initial investment of $250,000 and pays no 12b-1 trail.
Q: Will the transfer from Class A to Class ADV or Class I be a taxable event?
A: No. The transfer from Class A shares to Class ADV or Class I shares is not expected to be a taxable event for shareholders.
Q: What is the class cost structure for Class ADV and Class I shares?
A: Class ADV — No sales charges, no upfront commissions paid to brokers, immediate annual 12b-1 trail commission of 0.25% (paid on monthly basis).
Class I — No sales charges, no upfront commissions paid to brokers, no 12b-1 trail commission
Q: Once I am in Class ADV what are my exchange options to other JH Funds?
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A: You may exchange Class ADV shares for Class A shares or Class I shares of other John Hancock funds so long as the minimum initial investment and other requirements are satisfied. The registration for both accounts involved must be identical.
The minimum initial investment amount to open an account for Class A shares of a John Hancock Fund is generally $2,500. Please read the fund’s prospectus for further details.
The minimum initial investment amount to open an account for Class I shares of a John Hancock Fund is $250,000. Please read the fund’s prospectus for further details.
Note: Once you exchange in FULL out of Class ADV to another John Hancock Fund, you may not move back to Class ADV. If a partial exchange is done, additional purchases will be allowed on the existing account (account must not close in full).
Furthermore, you may not exchange your Class ADV shares for another John Hancock Fund’s Class ADV shares.
Q: If I redeem my Class ADV account in full, can I reopen my account?
A: No, once a Class ADV account is closed in full it may not be reopened. If a partial redemption is done, subsequent purchases to the existing account are allowed.
Q: Will there be a period of time when I do not have access to my account due to the merger?
A: No, you will have continuous access to your account.
Q: Where can I find additional information about the proxy?
A: Please visit www.proxyvote.com for information and materials on the merger proxy.
For More Information:

•	If you have any questions or would like a proxy specialist to help you cast your vote, please call the FMA Fund’s proxy solicitor, Broadridge, toll free at 1-866-586-0633. Please have the proxy card that was enclosed with your proxy materials for reference when calling.
FOR INTERNAL USE ONLY. DO NOT DISTRIBUTE.